UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2026
  LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices, including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Lam Research Corporation (the "Company") was held by webcast on November 3, 2026.

The results of voting on the following items were as set forth below:

(a)The votes for the election of 10 directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Timothy M. Archer	99.77%	972,873,945	2,194,152	1,050,376	124,744,820
Eric K. Brandt	93.30%	908,614,402	65,237,038	2,267,033	124,744,820
Ita M. Brennan	99.90%	973,801,360	924,411	1,392,702	124,744,820
Anirudh Devgan	99.76%	972,422,539	2,262,062	1,433,872	124,744,820
John M. Dineen	97.95%	953,600,925	19,922,059	2,595,489	124,744,820
Mark Fields	99.42%	969,162,419	5,559,900	1,396,154	124,744,820
Ho Kyu Kang	99.88%	973,583,731	1,161,327	1,373,415	124,744,820
Bethany J. Mayer	94.01%	916,319,142	58,323,628	1,475,703	124,744,820
Jyoti K. Mehra	97.14%	946,804,081	27,807,070	1,507,322	124,744,820
Abhijit Y. Talwalkar	87.99%	853,477,787	116,441,860	6,198,826	124,744,820

All director nominees were duly elected.

(b)The vote on a proposal to approve on an advisory basis the Company's named executive officer compensation was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	93.12%	909,028,580	63,794,065	3,295,828	124,744,820

The proposal was approved.

(c)The vote on a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2027 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	99.33%	1,093,487,841	5,066,062	2,309,390	—

The appointment was ratified.

(d)The vote on a stockholder proposal titled “Attainable Shareholder Right to Call for a Special Shareholder Meeting” was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	42.22%	412,174,103	556,221,352	7,723,018	124,744,820

The proposal was not approved.

Item 8.01.	Other Events

On November 5, 2026, the Company issued a press release announcing a $25 billion share repurchase authorization and the declaration of a quarterly dividend. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 5, 2026 announcing a $25 billion share repurchase authorization and declares a quarterly dividend

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 5, 2026	LAM RESEARCH CORPORATION
(Registrant)
/s/ Ava A. Harter
Ava A. Harter
Senior Vice President, Chief Legal Officer and Secretary